EXHIBIT 23









                            FIRSTENERGY CORP.

                   	CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          	As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into FirstEnergy Corp.'s previously filed Registration Statements, File No. 333-40065, No. 333-48587,
No. 333-48651, No. 333-58279 and No. 333-65409.







	                              	ARTHUR ANDERSEN LLP


Cleveland, Ohio
March 29, 1999